Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Disclosure Text Block
Summary of Significant Accounting Policies Disclosure

Nature of Operations

Telephone and Data Systems, Inc. (“TDS”) is a diversified telecommunications company providing high-quality telecommunications services to approximately 5.8 million wireless customers and 1.0 million wireline customer connections at December 31, 2012. TDS conducts substantially all of its wireless operations through its 84%-owned subsidiary, United States Cellular Corporation (“U.S. Cellular”). TDS provides wireline services through its incumbent local exchange carrier (“ILEC”) and competitive local exchange carrier (“CLEC”), and provides hosted and managed services (“HMS”), under its wholly-owned subsidiary, TDS Telecommunications Corporation (“TDS Telecom”). TDS conducts printing and distribution services through its majority-owned subsidiary, Suttle-Straus, Inc. (“Suttle-Straus”) and provides wireless services through its majority-owned subsidiary, Airadigm Communications, Inc. (“Airadigm”), a Wisconsin-based service provider. Airadigm operates independently from U.S. Cellular and at this time, there are no plans to combine the operations of these subsidiaries. Suttle-Straus and Airadigm's financial results were not significant to TDS' operations in 2012.

Prior to 2012, TDS had reported the following business segments: U.S. Cellular, ILEC (which included HMS operations), CLEC, and Non-Reportable Segment which includes Suttle-Straus and Airadigm. TDS' Corporate operations and intercompany eliminations have been included in “Other Reconciling Items” for purposes of business segment disclosure. As a result of recent acquisitions and changes in TDS' strategy, operations, personnel and internal reporting, TDS reevaluated and changed its reportable business segments in the quarter ended March 31, 2012. As a result, TDS' business segments reflected in this Annual Report on Form 10-K for the year ended December 31, 2012, are U.S. Cellular, ILEC, CLEC, HMS and the Non-Reportable Segment. Periods presented for comparative purposes have been re-presented to conform to this revised presentation. All of TDS' segments operate only in the United States except for HMS, which includes an insignificant foreign operation. See Note 17 — Business Segment Information for summary financial information on each business segment.

On January 13, 2012, TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS whereby (a) each Special Common Share was reclassified as a Common Share on a one-for-one basis, (b) each Common Share was reclassified as 1.087 Common Shares, and (c) each Series A Common Share was reclassified as 1.087 Series A Common Shares. Shares outstanding at December 31, 2011, as well as the weighted average number of shares used in basic and diluted earnings per share as of the beginning of 2011 and all prior periods presented, have been retroactively restated to reflect the impact of the increased shares outstanding as a result of the Share Consolidation. See Note 15 — Common Shareholders' Equity for additional information.

Principles of Consolidation

The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (“GAAP”) as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of TDS, its majority-owned subsidiaries, general partnerships in which it has a majority partnership interest and variable interest entities (“VIEs”) in which TDS is the primary beneficiary. Both VIE and primary beneficiary represent terms defined by GAAP.

Intercompany accounts and transactions have been eliminated.

Reclassifications

Certain prior year amounts have been reclassified to conform to the 2012 financial statement presentation. These reclassifications did not affect consolidated net income attributable to TDS shareholders, cash flows, assets, liabilities or equity for the years presented.

Business Combinations

TDS accounts for business combinations at fair value in accordance with the acquisition method. This method requires that the acquirer recognize 100% of the acquiree's assets and liabilities at their fair values on the acquisition date for all acquisitions, whether full or partial. In addition, transaction costs related to acquisitions are expensed.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for goodwill and indefinite-lived intangible assets, depreciation, amortization and accretion, allowance for doubtful accounts, loyalty reward points, and income taxes.

Cash and Cash Equivalents

Cash and cash equivalents include cash and short-term, highly liquid investments with original maturities of three months or less.

Short-Term and Long-Term Investments

At December 31, 2012 and 2011, TDS had $115.7 million and $246.3 million in Short-term investments and $50.3 million and $45.1 million in Long-term investments, respectively. Short-term and Long-term investments consist primarily of U.S. treasuries which are designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet. For these investments, TDS' objective is to earn a higher rate of return on funds that are not anticipated to be required to meet liquidity needs in the near term, while maintaining a low level of investment risk. See Note 3 — Fair Value Measurements for additional details on Short-term and Long-term investments.

Accounts Receivable and Allowance for Doubtful Accounts

U.S. Cellular's accounts receivable consist primarily of amounts owed by customers pursuant to service contracts and for equipment sales, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular's wireless systems.

TDS Telecom's accounts receivable primarily consist of amounts owed by customers for services provided, by interexchange carriers for long-distance traffic which TDS Telecom carries on its network, and by interstate and intrastate revenue pools that distribute access charges.

The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing accounts receivable. The allowance is estimated based on historical experience and other factors that could affect collectability. Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable. When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts. TDS does not have any off-balance sheet credit exposure related to its customers.

The changes in the allowance for doubtful accounts during the years ended December 31, 2012, 2011 and 2010 were as follows:

Year Ended December 31,	2012	2011	2010
(Dollars in thousands)
Beginning balance	$31,071	$35,007	$37,623
Additions, net of recoveries	74,695	68,611	83,098
Deductions	(72,351)	(72,547)	(85,714)
Ending balance	$33,415	$31,071	$35,007

Inventory

Inventory consists primarily of wireless devices stated at the lower of cost or market, with cost determined using the first-in, first-out method and market determined by replacement costs or estimated net realizable value. TDS Telecom's materials and supplies are stated at average cost.

Fair Value Measurements

Under the provisions of GAAP, fair value is a market-based measurement and not an entity-specific measurement, based on an exchange transaction in which the entity sells an asset or transfers a liability (exit price). The provisions also establish a fair value hierarchy that contains three levels for inputs used in fair value measurements. Level 1 inputs include quoted market prices for identical assets or liabilities in active markets. Level 2 inputs include quoted market prices for similar assets and liabilities in active markets or quoted market prices for identical assets and liabilities in inactive markets. Level 3 inputs are unobservable. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. A financial instrument's level within the fair value hierarchy is not representative of its expected performance or its overall risk profile and, therefore, Level 3 assets are not necessarily higher risk than Level 2 assets or Level 1 assets.

Licenses

Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (“FCC”) licenses to provide wireless service.

TDS has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

  Radio spectrum is not a depleting asset.

  The ability to use radio spectrum is not limited to any one technology.

  TDS and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.

  TDS and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every fifteen years. To date, all of TDS' license renewal applications have been granted by the FCC. Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted. If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.” Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies. TDS believes that it is probable that its future license renewal applications will be granted.

Goodwill

TDS has Goodwill as a result of its acquisitions of wireless businesses, the acquisition of ILECs, HMS companies and, under previous business combination guidance in effect prior to 2009, step acquisitions related to U.S. Cellular's repurchase of its common shares. Such Goodwill represents the excess of the total purchase price over the fair value of net assets acquired in these transactions.

Goodwill and Licenses Impairment Assessment

Goodwill and Licenses must be assessed for impairment annually or more frequently if events or changes in circumstances indicate that such assets might be impaired. TDS performs its annual impairment assessment of Goodwill and Licenses as of November 1 of each year.

The impairment test for Goodwill is a two-step process. The first step compares the fair value of the reporting unit to its carrying value. If the carrying amount exceeds the fair value, the second step of the test is performed to measure the amount of impairment loss, if any. The second step compares the implied fair value of reporting unit Goodwill with the carrying amount of that Goodwill. To calculate the implied fair value of Goodwill in this second step, an enterprise allocates the fair value of the reporting unit to all of the assets and liabilities of that reporting unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value was the price paid to acquire the reporting unit. The excess of the fair value of the reporting unit over the amount assigned to the assets and liabilities of the reporting unit is the implied fair value of Goodwill. If the carrying amount of Goodwill exceeds the implied fair value of Goodwill, an impairment loss is recognized for that difference.

The impairment test for an indefinite-lived intangible asset other than Goodwill consists of comparing the fair value of the intangible asset to its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized for the difference.

Quoted market prices in active markets are the best evidence of fair value of an intangible asset or reporting unit and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. Other valuation techniques include present value analysis, multiples of earnings or revenues, or similar performance measures. The use of these techniques involve assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate, and other inputs. Different assumptions for these inputs could create materially different results.

U.S. Cellular tests Goodwill for impairment at the level of reporting referred to as a reporting unit. For purposes of its impairment testing of Goodwill in 2012 and 2011, U.S. Cellular identified five reporting units. The five reporting units represent five geographic groupings of FCC licenses, representing five geographic service areas.

A discounted cash flow approach was used to value each reporting unit for purposes of the Goodwill impairment review by using value drivers and risks specific to the current industry and economic markets. The cash flow estimates incorporated assumptions that market participants would use in their estimates of fair value. Key assumptions made in this process were the discount rate, estimated expected revenue growth rate, projected capital expenditures and the terminal growth rate.

U.S. Cellular tests Licenses for impairment at the level of reporting referred to as a unit of accounting. For purposes of its 2012 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into thirteen units of accounting based on geographic service areas. One unit of accounting includes the licenses to be transferred as a result of the Divestiture Transaction more fully described in Note 7 — Acquisitions, Divestitures and Exchanges. For purposes of its 2011 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into twelve units of accounting based on geographic service areas. In both 2012 and 2011 testing, seven of the units of accounting represented geographic groupings of licenses which, because they were not being utilized and, therefore, were not expected to generate cash flows from operating activities in the foreseeable future, were considered separate units of accounting for purposes of impairment testing.

U.S. Cellular estimates the fair value of built licenses for purposes of impairment testing using the build-out method. The build-out method estimates the fair value of Licenses by calculating future cash flows from a hypothetical start-up wireless company and assuming that the only assets available upon formation are the underlying Licenses. To apply this method, a hypothetical build-out of the company's wireless network, infrastructure, and related costs are projected based on market participant information. Calculated cash flows, along with a terminal value, are discounted to the present and summed to determine the estimated fair value.

For units of accounting which consist of unbuilt licenses, U.S. Cellular prepares estimates of fair value by reference to prices paid in recent auctions and market transactions where available. If such information is not available, the fair value of the unbuilt licenses is assumed to change by the same percentage, and in the same direction, that the fair value of built licenses measured using the build-out method changed during the period.

TDS Telecom has recorded Goodwill as a result of the acquisition of ILEC and HMS companies. For purposes of the annual impairment testing, TDS Telecom has four reporting units: one reporting unit within its ILEC reportable operating segment and three reporting units within its HMS reportable operating segment. For purposes of its annual impairment testing of Goodwill, as of November 1, 2011, TDS Telecom identified two reporting units within its ILEC reportable operating segment. TDS Telecom's change in reporting units resulted from an additional acquisition and TDS' reevaluation of its reportable business segments, more fully described above.

The discounted cash flow approach and publicly-traded guideline company method were used to value the reporting units in 2012. The publicly-traded guideline company method and recent transaction method were used to value the reporting units in 2011.

The discounted cash flow approach uses value drivers and risks specific to the industry and current economic factors. The cash flow estimates incorporated assumptions that market participants would use in their estimates of fair value and may not be indicative of TDS Telecom's specific assumptions. The most significant assumptions made in this process were the revenue growth rate, discount rate, projected capital expenditures and the terminal growth rate.

The publicly-traded guideline company method develops an indication of fair value by calculating average market pricing multiples for selected publicly-traded companies using multiples of various financial measures. The recent transaction method calculates market pricing multiples based upon recent acquisitions of similar businesses.  In both the publicly-traded guideline company method and the recent transaction method, the developed multiples were applied to applicable financial measures of the respective reporting unit to determine fair value. Given the nature of this methodology, no specific consideration of the economic environment was considered since those factors would be inherent in the multiples used.

Investments in Unconsolidated Entities

Investments in unconsolidated entities consist of amounts invested in wireless and wireline entities in which TDS holds a noncontrolling interest. TDS follows the equity method of accounting for such investments in which its ownership interest equals or exceeds 20% for corporations and equals or exceeds 3% for partnerships and limited liability companies. The cost method of accounting is followed for such investments in which TDS' ownership interest is less than 20% for corporations and is less than 3% for partnerships and limited liability companies, and for investments for which TDS does not have the ability to exercise significant influence.

For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment

Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to Cost of services and products or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with removal cost less any salvage realized, to (Gain) loss on asset disposals and exchanges, net.

Costs of developing new information systems are capitalized and amortized over their expected economic useful lives.

Depreciation

Depreciation is provided using the straight-line method over the estimated useful life of the assets, except for the ILEC segment, which uses the group depreciation method. The group depreciation method develops a depreciation rate based on the average useful life of a specific group of assets, rather than each asset individually. TDS depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets' economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. Due to the Divestiture Transaction more fully described in Note 7 — Acquisitions, Divestitures and Exchanges, U.S. Cellular changed the useful lives of certain assets in 2012. There were no material changes to useful lives of property, plant and equipment in 2011 or 2010. TDS Telecom did not materially change the useful lives of its property, plant and equipment in 2012, 2011 or 2010.

Impairment of Long-lived Assets

TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired. The impairment test for tangible long-lived assets is a two-step process. The first step compares the carrying value of the asset (or asset group) with the estimated undiscounted cash flows over the remaining asset (or asset group) life. If the carrying value of the asset (or asset group) is greater than the undiscounted cash flows, the second step of the test is performed to measure the amount of impairment loss. The second step compares the carrying value of the asset to its estimated fair value. If the carrying value exceeds the estimated fair value (less cost to sell), an impairment loss is recognized for the difference.

Quoted market prices in active markets are the best evidence of fair value of a tangible long-lived asset and are used when available. If quoted market prices are not available, the estimate of fair value is based on the best information available, including prices for similar assets and the use of other valuation techniques. A present value analysis of cash flow scenarios is often the best available valuation technique. The use of this technique involves assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate and other inputs. Different assumptions for these inputs could create materially different results.

Agent Liabilities

U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular. At December 31, 2012 and 2011, U.S. Cellular had accrued $88.2 million and $75.3 million, respectively, for amounts due to agents. This amount is included in Other current liabilities in the Consolidated Balance Sheet.

Other Assets and Deferred Charges

Other assets and deferred charges include legal fees and other charges related to various borrowing instruments, and are amortized over the respective term of each instrument. The amounts for deferred charges included in the Consolidated Balance Sheet at December 31, 2012 and 2011 are shown net of accumulated amortization of $30.0 million and $25.2 million, respectively.

Asset Retirement Obligations

U.S. Cellular operates cell sites, retail stores and office spaces in its operating markets. A majority of these sites, stores and office spaces are leased. Most of these leases contain terms which require or may require U.S. Cellular to return the leased property to its original condition at the lease expiration date.

TDS Telecom owns poles, cable and wire and certain buildings and leases data center and office space and property used for housing central office switching equipment and fiber cable. These assets and leases often have removal or remediation requirements associated with them. For example, TDS Telecom's poles, cable and wire are often located on property that is not owned by TDS Telecom and are often subject to the provisions of easements, permits, or leasing arrangements. Pursuant to the terms of the permits, easements, or leasing arrangements, TDS Telecom is often required to remove these assets and return the property to its original condition at some defined date in the future.

TDS accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred. At the time the liability is incurred, TDS records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount. The liability is accreted to its present value over a period ending with the estimated settlement date of the respective asset retirement obligation. The carrying amount of the long-lived asset is depreciated over the useful life of the asset. Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability (including accretion of discount) is recognized in the Consolidated Statement of Operations.

Treasury Shares

Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. Treasury shares are reissued as part of TDS' stock-based compensation programs. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings. On January 13, 2012, TDS shareholders approved a Share Consolidation Amendment to the Restated Certificate of Incorporation of TDS whereby each Special Common Share was reclassified as one Common Share on a one-for-one basis and each Common Share was reclassified as 1.087 Common Shares. See Note 15 — Common Shareholders' Equity for additional information.

Revenue Recognition

U.S. Cellular

Revenues from wireless operations consist primarily of:

  Charges for access, airtime, roaming, long distance, data and other value added services provided to U.S. Cellular's retail customers and to end users through third-party resellers;
  Charges to carriers whose customers use U.S. Cellular's systems when roaming;
  Sales of equipment and accessories;
  Amounts received from the Universal Service Fund (“USF”) in states where U.S. Cellular has been designated an Eligible Telecommunications Carrier (“ETC”); and
  Redemptions of loyalty reward points for products or services.

Revenues related to wireless services and other value added services are recognized as services are rendered. Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate.

Revenues from sales of equipment and accessories are recognized when title and risk of loss passes to the agent or end-user customer.

U.S. Cellular allocates revenue to each element of multiple element service offerings using the relative selling price method. Under this method, arrangement consideration, which consists of the amounts billed to the customer net of any cash-based discounts, is allocated to each element on the basis of its relative selling price on a stand-alone basis. Such stand-alone selling price is determined in accordance with the following hierarchy:

  U.S. Cellular-specific objective evidence of stand-alone selling price, if available; otherwise
  Third-party evidence of selling price, if it is determinable; otherwise
  A best estimate of stand-alone selling price.

U.S. Cellular estimates stand-alone selling prices of the elements of its service offerings as follows:

  Wireless services – Based on the actual selling price U.S. Cellular offers when such plan is sold on a stand-alone basis, or if the plan is not sold on a stand-alone basis, U.S. Cellular's estimate of the price of such plan based on similar plans that are sold on a stand-alone basis.
  Wireless devices – Based on the selling price of the respective wireless device when it is sold on a stand-alone basis.
  Phone Replacement – Based on U.S. Cellular's estimate of the price of this service if it were sold on a stand-alone basis, which was calculated by estimating the cost of this program plus a reasonable margin.
  Loyalty reward points – By estimating the retail price of the products and services for which points may be redeemed and dividing such amount by the number of loyalty points required to receive such products and services. This is calculated on a weighted average basis and requires U.S. Cellular to estimate the percentage of loyalty points that will be redeemed for each product or service.

U.S. Cellular follows the deferred revenue method of accounting for its loyalty reward program. Under this method, revenue allocated to loyalty reward points is fully deferred as U.S. Cellular does not have sufficient historical data in which to estimate any portion of loyalty reward points that will not be redeemed. Revenue is recognized at the time of customer redemption or when such points have been depleted via a maintenance charge. U.S. Cellular periodically reviews and will revise the redemption and depletion rates as appropriate based on history and related future expectations. As of December 31, 2012 and 2011, U.S. Cellular had deferred revenue related to loyalty reward points outstanding of $56.6 million and $38.9 million, respectively. These amounts are recorded in Customer deposits and deferred revenues (a current liability account) in the Consolidated Balance Sheet, as customers may redeem their reward points within the current period.

Cash-based discounts and incentives, including discounts to customers who pay their bills through the use of on-line bill payment methods, are recognized as a reduction of Operating revenues concurrently with the associated revenue, and are allocated to the various products and services in the bundled offering based on their respective relative selling price.

In order to provide better control over wireless device quality, U.S. Cellular sells wireless devices to agents. U.S. Cellular pays rebates to agents at the time an agent activates a new customer or retains an existing customer in a transaction involving a wireless device. U.S. Cellular accounts for these rebates by reducing revenues at the time of the wireless device sale to the agent rather than at the time the agent activates a new customer or retains a current customer. Similarly, U.S. Cellular offers certain wireless device sales rebates and incentives to its retail customers and records the revenue net of the corresponding rebate or incentive. The total potential rebates and incentives are reduced by U.S. Cellular's estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.

Prior to July 1, 2012, U.S. Cellular charged a service activation fee to customers. Activation fees charged at agent locations with the sale of service only, where U.S. Cellular did not sell a wireless device to the customer, were deferred and recognized over the average customer life. On July 1, 2012, U.S. Cellular discontinued the service activation fee and began charging a device activation fee. Device activation fees charged at agent locations, where U.S. Cellular does not also sell a wireless device to the customer, are deferred and recognized over the average device life. Device activation fees charged as a result of handset sales at Company-owned retail stores are recognized at the time the handset is delivered to the customer. GAAP requires that activation fees charged with the sale of equipment and service be allocated to the equipment and service based upon the relative selling prices of each item. This generally results in the recognition of the activation fee as additional wireless device revenue at the time of sale.

ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular's designation as an ETC in various states.

TDS Telecom

Revenue from ILEC and CLEC operations consist primarily of charges for:

  The provision of local telephone exchange service;
  Compensation for carrying long-distance voice and data traffic on TDS Telecom's local telephone networks, including compensation from USF's;
  Leasing, selling, installing and maintaining customer premise equipment;
  Providing broadband services;
  Providing hosted Voice over Internet Protocol (“VoIP”) solutions and other hosted services to business;
  Reselling long-distance services; and
  Selling Internet Protocol Television (“IPTV”) and satellite video service.

HMS operating revenues consist of colocation, dedicated hosting, hosted application management and cloud computing services, and planning, engineering, procurement, installation, sales and management of IT infrastructure hardware solutions.

Revenues are recognized as services are rendered. Activation fees charged are deferred and recognized over the average customer's service period.

TDS Telecom offers some products and services that are provided by third-party vendors, primarily satellite video service through its ILEC business, and third-party equipment maintenance contracts through its HMS business. TDS records these service revenues on a net basis.

TDS Telecom offers discounts and incentives to customers who receive certain groupings of products and services (bundled arrangements).  These discounts are recognized concurrently with the associated revenue and are allocated to the various products and services in the bundled offering based on their relative selling prices.

Discounts and cash incentives offered by TDS Telecom that are given directly to customers are recorded in the financial statements as a reduction of Operating revenues.

TDS Telecom's ILECs earn Wholesale revenues as a result of their participation in revenue pools with other telephone companies for interstate revenue and for certain intrastate revenue. Such pools are funded by long distance revenue and/or access charges within state jurisdictions and by access charges in the interstate jurisdiction. Wholesale revenues earned through the various pooling processes are recorded based on estimates following the National Exchange Carrier Association's rules as approved by the FCC.

Amounts Collected from Customers and Remitted to Governmental Authorities

TDS records amounts collected from customers and remitted to governmental authorities net within a tax liability account if the tax is assessed upon the customer and TDS merely acts as an agent in collecting the tax on behalf of the imposing governmental authority. If the tax is assessed upon TDS, then amounts collected from customers as recovery of the tax are recorded in Operating revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations. The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $152.4 million, $141.3 million and $154.0 million for 2012, 2011 and 2010, respectively.

Advertising Costs

TDS expenses advertising costs as incurred. Advertising costs totaled $240.9 million, $267.7 million and $273.0 million in 2012, 2011 and 2010, respectively.

Income Taxes

TDS files a consolidated federal income tax return. Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the tax rates anticipated to be in effect when the temporary differences reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment.

Stock-Based Compensation

TDS has established long-term incentive plans, dividend reinvestment plans, a Non-Employee Director compensation plan, and previously had an employee stock purchase plan before this was terminated in the fourth quarter of 2011. See Note 16 — Stock-based Compensation for additional information. The dividend reinvestment plan of TDS is not considered a compensatory plan and, therefore, recognition of compensation costs for grants made under this plan is not required. All other plans are considered compensatory plans; therefore, recognition of compensation costs for grants made under these plans is required.

TDS values its share-based payment transactions using a Black-Scholes valuation model. Stock-based compensation cost recognized during the period is based on the portion of the share-based payment awards that are ultimately expected to vest. Accordingly, stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Pre-vesting forfeitures and expected life are estimated based on historical experience related to similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations of future employee behavior. TDS believes that its historical experience provides the best estimates of future pre-vesting forfeitures and future expected life. The expected volatility assumption is based on the historical volatility of TDS' common stock over a period commensurate with the expected life. The dividend yield assumption is equal to the dividends declared in the most recent year as a percentage of the share price on the date of grant. The risk-free interest rate assumption is determined using the U.S. Treasury Yield Curve Rate with a term length that approximates the expected life of the stock options.

Compensation cost for stock option awards is recognized over the respective requisite service period of the awards, which is generally the vesting period, on a straight-line basis for each separate vesting portion of the awards as if the awards were, in-substance, multiple awards (graded vesting attribution method).

Operating Leases

TDS is a party to various lease agreements for office space, retail stores, cell sites and equipment that are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. TDS accounts for certain operating leases that contain rent abatements, lease incentives and/or fixed rental increases by recognizing lease revenue and expense on a straight-line basis over the lease term.

Recent Accounting Pronouncements

On July 27, 2012, the FASB issued Accounting Standards Update 2012-02, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment (“ASU 2012-02”). ASU 2012-02 is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment testing by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. As such, there is the possibility that quantitative assessments would not need to be performed if it is more likely than not that no impairment exists. TDS is required to adopt the provisions of ASU 2012-02 as of January 1, 2013. Early adoption is permitted. The adoption of ASU 2012-02 is not expected to have a significant impact on TDS' financial position or results of operations.

On February 5, 2013, the FASB issued Accounting Standards Update 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”). ASU 2013-02 is intended to improve the reporting of reclassifications out of accumulated other comprehensive income. TDS is required to adopt the provisions of ASU 2013-02 as of January 1, 2013. Since ASU 2013-02 only requires additional disclosure, adoption will not have an impact on TDS' financial position or results of operations.